Exhibit 10.25.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS [*****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO BAREBOAT CHARTER

This Second Amendment to Bareboat Charter (this "Second Amendment") is entered into effective as of March 22, 2023 (the "Effective Date") by and between OCEAN CLOUD NAVIGATION INC. ("Owner") and VAALCO GABON SA ("Charterer").

RECITALS:

A.

Owner and Charterer are parties to that certain Bareboat Charter dated August 31, 2021 (the "Original Agreement") as amended by that certain Deed of Novation and Amendment dated 15 November 2022 (the "First Amendment"; the Original Agreement, as amended and novated by the First Amendment, is hereinafter the "Agreement").

B.

The effect and intent of certain language in Schedule 6 of the First Amendment was to provide that certain specific numeric dollar amounts set forth in that Schedule (referred to as "sums stated") reflect rates and fees payable by Charterer prior to taking into account a 20% withholding tax, where such tax is applicable.

C.	Owner and Charterer desire to amend the Agreement as hereinbelow set forth to clarify this effect and intent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Agreement and herein, the Agreement, effective as of the Effective Date, is hereby amended as set out below:

1.	Definitions. All capitalized terms used herein shall have the same meaning as defined in the Agreement, unless otherwise defined in this Second Amendment.

2.	Recitals. The recitals set forth above are true and correct and are incorporated herein by reference as if fully set forth hereinbelow.

3.	Clarification of Schedule 6-Third Bullet Point. The language in the third bullet point in Schedule 6 (Schedule of Rates) prior to the colon is amended to read as follows:

"The following rates apply in respect of the following events and the Sums Stated are amounts payable by Charterer prior tax withholding (if applicable) a 20% withholding tax levied by the Gabon Government in accordance with Gabonese law and regulations:"

4.	Clarification of Schedule 6-Definition of Sums Stated. The following is added as a new final bullet point to Schedule 6:

"As used above in this Schedule 6, "Sums Stated" refers to the following amounts:

Hire Rate: [*****] per day for Years 1, 2, 3, 4 and 5;

Hire Rate: [*****] per day for Years 6, 7 and 8;

Hire Rate: [*****] per day for Years 9 and 10;

The Force Majeure Rate, being 80% of (and therefore a derivative of) the Hire Rate; and Prepayment of Hire in the sum ofUS$6,000,000 (in the three installments noted above); and Mobilization fee of US$1,250,000 (in the two installments noted above)."

5.

Illustration. The above paragraphs 3 and 4 clarify the effect and intent of the language in the First Amendment, and do not change the application thereof. For the sake of clarity, the following illustrates the application of the language in Schedule 6, with respect to an invoice from Owner for a thirty-one day month in Year l:

Hire Rate - [*****] per day @ 31 days	[*****]
Withholding tax (20%)	[*****]
Prepayment of Hire	[*****]

Balance due to Owner	[*****]

6.

Mobilization fee and Prepayment of Hire. The Mobilization fee and Prepayment of Hire have been paid in full by Charterer. No withholding tax was applicable to Prepayment of Hire at the time it was made, so none was withheld by Charterer.

7.

Entire Agreement/Conflict. The Agreement, as amended by this Second Amendment, sets forth the entire agreement between the Parties with respect to the matters set forth herein. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Agreement shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Agreement, the terms and provisions of this Second Amendment shall prevail. Without limiting the foregoing, nothing in this Second Amendment addresses (and therefore nothing in this Second Amendment shall impact) any right the Owner has under the Agreement to gross up invoices related to amounts other than Sums Stated.

8.

Joint Product/Headings. This Second Amendment is the result of arms-length negotiations between Owner and Charterer, both of whom had the opportunity to consult counsel of their choosing. Accordingly, neither Party shall be deemed to be the author of this Second Amendment. The section and paragraph headings of this Second Amendment are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

9.

Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Second Amendment, the parties may execute such counterparts and exchange copies of such executed counterparts via telefax or e-mail, and such telefaxed or e-mailed copies shall serve as originals.

[SIGNATURE PAGE FOLLOWS; REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Bareboat Charter to be effective for all purposes as of the Effective Date.

OWNERS	CHARTERERS

OCEAN CLOUD NAVIGATION INC.	VAALCO GABON SA

By: /s/ Nikos Zarakovitis	By: /s/ George Maxwell

Name: Nikos Zarakovitis Title: Attorney-in-Fact	Name: George Maxwell Title: Chief Executive Officer

3